Filed pursuant to Rule 497(k)

File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Small Cap Fund (the “Fund”)

SUPPLEMENT DATED 31 JULY 2023 TO THE
FUND’s SUMMARY prospectus

current as of the date hereof

Effective 1 August 2023, the following information replaces the information under the subheading “Portfolio Management” on page 4 of the Fund’s summary prospectus in its entirety:

Name	Title	Length of Service
Craigh A. Cepukenas	Managing Director and Co-Lead Portfolio Manager, Artisan Partners	Since September 2004
Jay C. Warner	Managing Director and Co-Lead Portfolio Manager, Artisan Partners	Since January 2022
James D. Hamel	Managing Director and Portfolio Manager, Artisan Partners	Since October 2009
Matthew H. Kamm	Managing Director and Portfolio Manager, Artisan Partners	Since January 2010
Jason L. White	Managing Director and Portfolio Manager, Artisan Partners	Since January 2011

Effective 1 September 2023, the information regarding the Fund’s investment objective set forth in the section titled “Investment Objective” on page 1 of the Fund’s summary prospectus is replaced in its entirety with the following:

The Fund seeks long-term capital growth.

Please Retain This Supplement for Future Reference